SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Xtrackers Eurozone Equity ETF (EURZ)
Xtrackers Japan JPX-Nikkei 400 Equity ETF (JPN)
On February 17, 2022, the Board of Trustees of DBX ETF Trust (the “Trust”) unanimously voted to close and liquidate Xtrackers Eurozone Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”).
Xtrackers Eurozone Equity ETF is listed on Cboe BZX Exchange, Inc. (“Cboe”). Xtrackers Japan JPX-Nikkei 400 Equity ETF is listed on NYSE Arca, Inc. (“NYSE Arca” and together with Cboe, the “Exchanges”). After the close of business on March 7, 2022, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchanges will be March 7, 2022. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about March 16, 2022.
When the Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, the Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on March 8, 2022 and March 16, 2022, because shares will not be traded on the Exchanges, we cannot assure you that there will be a market for your shares.
Shareholders may sell their holdings of a Liquidating Fund on the relevant Exchange until the market close on March 7, 2022, and may incur typical transaction fees from their broker-dealer. If you still hold shares on March 16, 2022, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value as of the close of business on that date. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
Please Retain This Supplement for Future Reference
February 17, 2022
PRO_SAISTKR22-14